Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation             Case No.          03-12635(MFW)
                                                Reporting Period: September 2004

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------
                                                                                       Document    Explanation
Required Documents                                                        Form No.     Attached     Attached
--------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1        Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1        Yes
     Copies of bank statements                                                         N/A
     Cash disbursements journals                                          MOR-1        Yes
Statement of Operations                                                   MOR-2        Yes
Balance Sheet                                                             MOR-3        Yes
Status of Postpetition Taxes                                              MOR-4        Yes
     Copies of IRS Form 6123 or payment receipt                                        N/A
     Copies of tax returns filed during reporting period                               Yes
Summary of Unpaid Postpetition Debts                                      MOR-4        Yes
     Listing of aged accounts payable                                     MOR-4        Yes
Accounts Receivable Reconciliation and Aging                              MOR-5        Yes
Debtor Questionnaire                                                      MOR-5        Yes
--------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/Alan L. Hunte                                       October 20, 2004
--------------------------------------                 -----------------------
Signature of Debtor                                    Date


/s/Alan L. Hunte                                       October 20, 2004
--------------------------------------                 -----------------------
Signature of Joint Debtor                              Date


/s/Alan L. Hunte                                       October 20, 2004
--------------------------------------                 -----------------------
Signature of Authorized Individual*                    Date


Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: September 2004

                                                         Bank Accounts
                                          Operating         Payroll        Tax        Other
                                      -----------------------------------------------------
        Cash - Beg of Month              2,173,645.11      35,331.89        NA           --
                                      -----------------------------------------------------

             Receipts:
            Cash Sales                             --             --        --           --
           Accounts Rec.                           --             --        --           --
         Loans & Advances                          --             --        --           --
          Sale of Assets                           --             --        --           --
           Deposit/WT IN                    14,037.30             --        --           --
               Other                         2,028.70             --        --           --
Fund Transfer(Vista MM Redemption)                 --             --        --           --
        Transfers (Interco)              1,919,124.53     796,265.96        --           --
                                      -----------------------------------------------------

          Total Receipts                 1,935,190.53     796,265.96        --           --
                                      -----------------------------------------------------

          Disbursements:
            Net Payroll                                  (520,530.91)       --           --
           Payroll Taxes                           --    (275,735.05)       --           --
      Sales, Use, & Other Tax                      --             --        --           --
        Inventory Purchases                        --             --        --           --
       Secured Rental/Leases              (154,313.30)            --        --           --
             Insurance                             --             --        --           --
          Administrative                  (423,965.31)            --        --           --
              Selling                              --             --        --           --
               Other                                              --        --           --
          Transfers (PR)                  (796,265.96)            --        --           --
         Professional Fees                 (87,927.32)            --        --           --
            Court Costs                            --             --        --           --
                                      -----------------------------------------------------

        Total Disbursements             (1,462,471.89)   (796,265.96)       --           --
                                      -----------------------------------------------------

           Net Cash Flow                   472,718.64             --        --           --
                                      -----------------------------------------------------

        Cash: End of Month               2,646,363.75      35,331.89        --           --
                                      =====================================================


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period:  September 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $ 2,646,363.75

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $ 35,331.89


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended September 30, 2004

           Wire Date                   Amount                Vendor Name
--------------------------------   -------------  ------------------------------------
9/06/04                               86,983.62   New York Life Benefit Services Co.
9/30/04                               84,350.45   New York Life Benefit Services Co.
9/01/04                                3,370.61   Flexible Spending
9/13/04                                3,037.28   Flexible Spending
9/30/04                                3,016.45   Flexible Spending
                                   ------------
Wire Transfer total                  180,758.41
                                   ------------

          Check Number                 Amount                Vendor Name
--------------------------------   -------------  ------------------------------------
108930                                13,825.39   CYPRESS COMMUNICATIONS
108931                                 1,050.00   Marty Becker
108932                                    31.48   Robert Crowther
108933                                 2,240.46   Tyler Jr.,Stanlee C.
108934                                 1,735.93   Zicarelli,Sue
108935                                   128.25   Thomas,Richard R.
108936                                   858.00   Timothy Graham
108937                                 1,799.00   American Conference Institute
108938                                   441.00   CT Corporation System
108939                                   525.00   Casualty Actuarial Society
108940                                   283.63   Ceridian Employer Services
108941                                   142.50   Eastern Benefit Systems, Inc.
108942                               154,313.30   Equity Office Properties, L.L.C.
108943                                 2,252.73   Federal Express Corporation
108944                                   150.00   Federal Reserve Bank of Cleveland
108945                                 1,665.00   James Kevin Flynn
108946                                   728.00   Joyce Van Lines, Inc.
108947                                 5,332.80   MBSII.net
108948                                 1,370.00   Mary A. Pagoto
108949                                   141.89   Paul Feldsher
108950                                 6,373.25   Propark, Inc.
108951                                   397.26   Staples Business Advantage
108952                                 5,562.00   Sungard Availability Services Inc.
108953                                 1,650.00   Trevaskis & Associates Inc.
108954                                   121.27   Visible Computer Supply Corporation
108955                                87,927.32   Young, Conaway, Stargatt & Taylor, LLP
108956                                   711.59   AT&T
108957                                   278.44   AT&T
108958                                   985.00   Advanced Solutions, Inc.
108959                                   466.46   BMC Solutions, Inc.
108960                                   225.33   Bronx SCU
108961                                 1,607.65   CDW Direct, LLC
108962                                   199.50   COGENT COMMUNICATIONS, INC
108963                                    55.00   CSCPA
108964                                14,258.10   CYPRESS COMMUNICATIONS
108965                                   806.25   Carmen Ivette Bigaud
108966                                   354.41   Ceridian Employer Services
108967                                   900.00   Cogent Communications, Inc.
108968                                 3,112.86   Crystal Rock Water Company
108969                                   859.28   Federal Express Corporation
108970                                    21.20   Goodway Printing & Graphics
108971                                 7,373.53   Iron Mountain
108972                                 1,530.00   James Kevin Flynn
108973                                   400.00   Liz Sue Bagels
108974                                    50.90   MCI


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

108975                                   299.25   MCI
108976                                   195.00   Mail Delivery Service of Stamford, LLC
108977                                   719.96   Motient
108978                                   705.97   Nextel
108979                                    54.80   Skytel
108980                                   229.60   Staples Business Advantage
108981                                   531.25   Susan Genovese
108982                                 2,644.52   Temco Service Industries, Inc.
108983                                    86.35   The Basket Case
108984                                   774.90   Carrie Struzynski
108985                                   359.98   DiMarzo David
108986                                 1,037.45   Hunte,Alan L.
108988                                   812.79   Louis Direnzo
108989                                   923.24   Mary Fortado
108991                                   880.89   BMW Financial Services
108992                                   948.70   Business Invirons
108993                                   353.21   Ceridian Employer Services
108994                                   748.81   Federal Express Corporation
108995                                    21.20   Goodway Printing & Graphics
108996                                   367.98   Imagistics International Inc.
108997                                   322.59   Iron Mountain
108998                                 1,935.00   James Kevin Flynn
108999                                 7,110.40   MBSII.net
109000                                    63.34   MCI
109001                                 1,431.75   MCI
109002                                 3,247.47   Pitney Bowes
109003                                 5,454.00   Re Systems Group
109004                                   615.92   Staples Business Advantage
109005                                 2,400.00   Trevaskis & Associates Inc.
109006                                   355.43   Daniels,Gary
109007                                   107.11   Duarte,Deborah
109008                                   249.70   Gale,Matthew B.
109009                                 1,033.98   Mary Fortado
109011                                   316.66   Nicole Morris
109012                                86,680.04   Anthem BCBSCT
109013                                   225.33   Bronx SCU
109014                                   243.13   CDW Direct, LLC
109015                                   199.50   COGENT COMMUNICATIONS, INC
109018                                   806.25   Carmen Ivette Bigaud
109019                                 7,363.54   Delta Dental
109022                                 4,472.41   Equity Office Properties, L.L.C.
109023                                 1,806.08   Federal Express Corporation
109024                                 4,572.00   Imagistics International Inc.
109025                                 1,890.00   James Kevin Flynn
109026                                 1,893.75   Lexis/Nexis
109027                                   659.27   Petty Cash/Sam Mills
109028                                   240.78   Staples Business Advantage
109029                                   393.75   Susan Genovese
109030                                   382.50   TriTech Software Development Corporation
109031                                11,039.03   Unum Life Insurance Company of America

                                   ------------
Total Checks                         485,447.52
                                   ------------

Total September Disbursements        666,205.93
                                   ============


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: September 2004
                                                            --------------------

                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------------
                                                      Month to Date           Cumulative
REVENUES                                              September 2004        Filing to Date
------------------------------------------------------------------------------------------
Gross Revenues                                        $          154        $      241,801
------------------------------------------------------------------------------------------
Less: Returns and Allowances                                      --                    --
------------------------------------------------------------------------------------------
Net Revenue                                           $          154        $      241,801
------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                --
------------------------------------------------------------------------------------------
Beginning Inventory                                               --                    --
------------------------------------------------------------------------------------------
Add: Purchases                                                    --                    --
------------------------------------------------------------------------------------------
Add:Cost of Labor                                                 --                    --
------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                              --                    --
------------------------------------------------------------------------------------------
Less: Ending Inventory                                            --                    --
------------------------------------------------------------------------------------------
Cost of Goods Sold                                                --                    --
------------------------------------------------------------------------------------------
Gross Profit                                                     154               241,801
------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------
Advertising                                                       --                    --
------------------------------------------------------------------------------------------
Auto and Truck Expense                                            30                   378
------------------------------------------------------------------------------------------
Bad Debts                                                         --                    --
------------------------------------------------------------------------------------------
Contributions                                                     --                (2,500)
------------------------------------------------------------------------------------------
Employee Benefits Programs                                     3,593                43,767
------------------------------------------------------------------------------------------
Insider compensation*                                         38,856               844,507
------------------------------------------------------------------------------------------
Insurance                                                    (11,556)                7,272
------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                   285,059              (710,560)
------------------------------------------------------------------------------------------
Office Expense                                                 2,528                49,936
------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                 1,319                40,052
------------------------------------------------------------------------------------------
Repairs and Maintenance                                          184                 3,260
------------------------------------------------------------------------------------------
Rent and Lease Expense                                         6,373               696,685
------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                     53,687               470,860
------------------------------------------------------------------------------------------
Supplies                                                       7,110                89,190
------------------------------------------------------------------------------------------
Taxes-Payroll                                                 (1,009)               24,704
------------------------------------------------------------------------------------------
Taxes-Real Estate                                                306                 2,824
------------------------------------------------------------------------------------------
Taxes-Other                                                   (4,640)                6,105
------------------------------------------------------------------------------------------
Travel and Entertainment                                         175                 3,166
------------------------------------------------------------------------------------------
Utilities                                                        156                 2,108
------------------------------------------------------------------------------------------
Other (attach schedule)                                     (107,434)            5,209,833
------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                 274,736             6,781,586
------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                            4,374               289,114
------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses             (278,957)           (6,828,900)
------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------
Other Income (attach schedule)                            (6,231,850)          (59,018,534)
------------------------------------------------------------------------------------------
Interest Expense                                                  --                    --
------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                   --                    --
------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items             (6,510,808)          (65,847,435)
------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------
Professional Fees                                                 --                    --
------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                       --                    --
------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                     5,757                60,142
------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                 --               (75,210)
------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)           (1,175,794)            5,765,168
------------------------------------------------------------------------------------------
Total Reorganization Expenses                              1,181,551            (5,780,236)
------------------------------------------------------------------------------------------
Income Taxes                                                      --              (170,205)
------------------------------------------------------------------------------------------
Net Profit (Loss)                                     $   (5,329,257)       $  (71,457,466)
------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                    Case No. 03-12635 (MFW)
------------------------------------                         -------------------
               Debtor                      Reporting Period: September 2004
                                                             -------------------

                  STATEMENT OF OPERATIONS - continuation sheet

------------------------------------------------------------------------------------------
                                                      Month to Date           Cumulative
BREAKDOWN OF "OTHER" CATEGORY                         September 2004        Filing to Date
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Other Costs
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Other Operational Expenses
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Recruiting & Relocation                                           --                 2,951
------------------------------------------------------------------------------------------
Legal Fees                                                     1,952                13,180
------------------------------------------------------------------------------------------
Audit Fees                                                   (92,778)              (26,530)
------------------------------------------------------------------------------------------
Accounting & Tax Fees                                        (20,000)               46,654
------------------------------------------------------------------------------------------
Other Fees                                                        --             5,119,513
------------------------------------------------------------------------------------------
Data Processing                                                1,800                43,273
------------------------------------------------------------------------------------------
Seminars & Continuing Education                                  752                 6,105
------------------------------------------------------------------------------------------
Dues & Subscriptions                                             840                 4,687
------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                      $     (107,434)       $    5,209,833
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                             (6,231,850)          (59,018,534)
------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                    $   (6,231,850)       $  (59,018,534)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Other Reorganization Expenses
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                   (1,175,794)            5,765,168
------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                   $   (1,175,794)       $    5,765,168
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                    Case No. 03-12635 (MFW)
------------------------------------                         -------------------
              Debtor                       Reporting Period: September 2004
                                                             -------------------

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF        BOOK VALUE ON
                            ASSETS                                      CURRENT REPORTING MONTH       PETITION DATE
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                6,279,854                4,532,566
-------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                           --                       --
-------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       50,620,809               48,745,299
-------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                        --                       --
-------------------------------------------------------------------------------------------------------------------
Inventories                                                                             --                       --
-------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                   163,790                  503,054
-------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                               1,000                   10,000
-------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                             340,703                  327,755
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                        $   57,406,156           $   54,118,674
-------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                          --                       --
-------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                 --                       --
-------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                        17,641,546               20,723,654
-------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                           3,381,585                3,485,693
-------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                --                       --
-------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                  (17,239,288)             (15,433,035)
-------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                  $    3,783,842           $    8,776,312
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                  49,699                  266,900
-------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                 183,170,272              249,660,381
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                          $  183,219,970           $  249,927,281
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                $  244,409,969           $  312,822,267
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH       PETITION DATE
-------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        --                       --
-------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                     --                       --
-------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                       19,657                       --
-------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           --                       --
-------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                        --                       --
-------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                               --                       --
-------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                  673,470                       --
-------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                --                       --
-------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                 7,098,854                       --
-------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                              $    7,791,982           $           --
-------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                            --                       --
-------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                           --                       --
-------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                 288,386,641              289,648,446
-------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                              $  288,386,641           $  289,648,446
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              296,178,623              289,648,446
-------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          100                      100
-------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                     266,985,085              266,985,085
-------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                               --                       --
-------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                  --                       --
-------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                              (246,858,372)            (246,858,372)
-------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                              (71,457,466)                      --
-------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (438,001)               3,047,008
-------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                   --                       --
-------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                            $  (51,768,654)          $   23,173,821
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                        $  244,409,969           $  312,822,267
===================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.


                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                     Case No. 03-12635 (MFW)
------------------------------------        Reporting Period: ------------------
               Debtor                                         September 2004
                                                              ------------------

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF       BOOK VALUE ON
                ASSETS                         CURRENT REPORTING MONTH      PETITION DATE
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-----------------------------------------------------------------------------------------
Accrued Investment Income                                 340,703                 327,755
-----------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                          $     340,703           $     327,755
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------
Deferred Taxes Receivable                               1,308,827               1,198,532
-----------------------------------------------------------------------------------------
Investment in Subsidiaries                            181,857,932             244,859,636
-----------------------------------------------------------------------------------------
Miscellaneous Other Assets                                  3,513               3,602,213
-----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                  $ 183,170,272           $ 249,660,381
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH      PETITION DATE
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-----------------------------------------------------------------------------------------
Accounts Payable                                           64,914                  42,517
-----------------------------------------------------------------------------------------
Accrued Expenses                                               --               1,290,790
-----------------------------------------------------------------------------------------
Interest Payable                                       12,728,025              12,728,025
-----------------------------------------------------------------------------------------
Taxes Payable                                           2,602,010               2,601,759
-----------------------------------------------------------------------------------------
Due to Affiliates                                      82,787,757              82,787,757
-----------------------------------------------------------------------------------------
Indebtedness                                          190,203,934             190,197,598
-----------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                $ 288,386,641           $ 289,648,446
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------
Accrued Expenses                                        1,665,187                      --
-----------------------------------------------------------------------------------------
Severance Payable                                         352,638                      --
-----------------------------------------------------------------------------------------
Bonuses Payable                                         2,072,743                      --
-----------------------------------------------------------------------------------------
Taxes Payable                                           2,400,441                      --
-----------------------------------------------------------------------------------------
Due to Affiliates                                         607,846                      --
-----------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                $   7,098,854           $          --
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------------
Equity in Subsidiary                                     (438,001)              3,047,008
-----------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                    $    (438,001)          $   3,047,008
-----------------------------------------------------------------------------------------


                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re  Trenwick America Corporation                   Case No. 03-12635 (MFW)
      ------------------------------         Reporting period: -----------------
        Debtor                                                 September 2004
                                                               -----------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------
                                                  Amount
                                 Beginning      Withheld or                                           Check. No     Ending Tax
                               Tax Liability      Accrued       Amount Paid      Date Paid             or EFT       Liability
==============================================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------------------------
Withholding                           --          157,705          157,705       9/14, 9/29              EFT               --
-----------------------------------------------------------------------------------------------------------------------------
FICA-Employee                         --           35,967           35,967       9/14, 9/29              EFT               --
-----------------------------------------------------------------------------------------------------------------------------
FICA-Employer                         --           35,967           35,967       9/14, 9/29              EFT               --
-----------------------------------------------------------------------------------------------------------------------------
Unemployment                          --               92               92       9/14, 9/29              EFT               --
-----------------------------------------------------------------------------------------------------------------------------
Income                                --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
Other:                                --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                 --          229,731          229,731                                                 --
-----------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------
Withholding                           --           45,071           45,071       9/14, 9/29              EFT               --
-----------------------------------------------------------------------------------------------------------------------------
Sales                                 --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
Excise                                --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
Unemployment                          --              932              932       9/14, 9/29              EFT               --
-----------------------------------------------------------------------------------------------------------------------------
Real Property                         --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
Personal Property                     --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
Other:                                --               --               --                                                 --
-----------------------------------------------------------------------------------------------------------------------------
  Total State and Local               --           46,003           46,003                                                 --
-----------------------------------------------------------------------------------------------------------------------------
Total Taxes                           --          275,734          275,734                                --               --
-----------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                              =========================================================================
                                               Current         0-30         31-60        61-90      Over 90      Total
-----------------------------------------------------------------------------------------------------------------------
Accounts Payable                                    --           --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
Wages Payable                                   19,657           --           --           --           --       19,657
-----------------------------------------------------------------------------------------------------------------------
Taxes Payable                                       --                                                               --
-----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                               --
-----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                              --
-----------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                            --
-----------------------------------------------------------------------------------------------------------------------
Professional Fees                                   --           --       20,001      190,786      462,683      673,470
-----------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                             --           --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
Other:                                                                                                               --
-----------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                        19,657           --       20,001      190,786      462,683      693,127
-----------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of September 30, 2004

            Vendor                  Invoice Date         Services            Invoice Number             Amount
            ------                  ------------         --------            --------------             ------
         Ernst & Young                5/17/2004       March expenses          ERN231-02000             23,139.20
         Ernst & Young                5/17/2004       March expenses          ERN578-02000              5,784.80
         Ernst & Young                8/18/2004       April Expenses          ERN184-02000             18,420.00
         Ernst & Young                8/18/2004       April Expenses          ERN460-02000              4,605.00
        Ashby & Geddes                5/17/2004       March expenses          ASH647-02000              6,474.20
        Ashby & Geddes                6/29/2004       April Expenses          ASH472-02000              4,727.50
       Dewey Ballantine               6/11/2004       March expenses          DEW832-02000             83,220.50
          Ben Branch                  6/30/2004       March expenses          BEN172-02000              1,729.20
          Ben Branch                  6/30/2004       April Expenses          BEN250-02000              2,508.00
Hennigan, Bennett & Dorman, LLP       7/7/2004        March expenses          HEN236-02000            236,068.79
Hennigan, Bennett & Dorman, LLP       7/7/2004        March expenses          HEN534-02000             53,464.90
Young Conaway Stargatt & Taylor       7/7/2004        March expenses          YOU123-02000             12,316.50
Young Conaway Stargatt & Taylor       8/18/2004       April Expenses          YOU102-02000             10,224.50
                                                                                                    ------------
                                                                                91 + days             462,683.09
                                                                                                    ------------

       Dewey Ballantine               7/27/2004    April - May Expenses       DEW437-02000             43,777.95
       Dewey Ballantine               9/15/2004        May Expenses           DEW104-02000            104,943.46
       Dewey Ballantine               9/15/2004        May Expenses           DEW248-02000             24,839.60
        Ashby & Geddes                7/7/2004         May Expenses           ASH308-02000              3,082.40
        Ashby & Geddes                8/18/2004        June Expenses          ASH486-02000              4,869.20
Young Conaway Stargatt & Taylor       8/18/2004        May Expenses           YOU480-02000              4,807.10
Young Conaway Stargatt & Taylor       8/18/2004        June Expenses          YOU401-02000              4,017.90
          Ben Branch                  7/6/2004         May Expenses           BEN448-02000                448.80
                                                                                                    ------------
                                                                               61-90 days             190,786.41
                                                                                                    ------------

       Tina Smith, Esq.               9/30/2004          July 2004            TIN183-02000              1,831.12
         Joann McNiff                 8/18/2004          July 2004            JOA664-02000                664.00
Young Conaway Stargatt & Taylor       9/15/2004          July 2004            YOU137-02000             13,795.10
Young Conaway Stargatt & Taylor       9/15/2004          July 2004            YOU206-02000              2,060.50
          Ben Branch                  9/15/2004          July 2004            BEN132-02000              1,320.00
          Ben Branch                  9/15/2004          July 2004            BEN330-02000                330.00
                                                                                                    ------------
                                                                               31-60 Days              20,000.72
                                                                                                    ------------

                                                                                                    ------------
                                                                         Total Professional Fees    $ 673,470.22
                                                                                                    ------------

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No.  03-12635 (MFW)
------------------------------------      Reporting Period:  -------------------
       Debtor                                                September 2004
                                                             -------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

----------------------------------------------------------------------------------------      -----------------
Accounts Receivable Reconciliation                                                                 Amount
----------------------------------------------------------------------------------------      -----------------
Total Accounts Receivable at the beginning of the reporting period                                   51,238,518
----------------------------------------------------------------------------------------      -----------------
+ Amounts billed during the peiod                                                                     1,437,072
----------------------------------------------------------------------------------------      -----------------
- Amounts collected during the peiod                                                                 (2,054,781)
----------------------------------------------------------------------------------------      -----------------
Total Accounts Receivable at the end of the reporting period                                         50,620,809
----------------------------------------------------------------------------------------      -----------------

----------------------------------------------------------------------------------------      -----------------
Accounts Receivable Aging                                                                          Amount
----------------------------------------------------------------------------------------      -----------------
0 - 30 days old                                                                                       1,434,201
----------------------------------------------------------------------------------------      -----------------
31 - 60 days old                                                                                             --
----------------------------------------------------------------------------------------      -----------------
61 - 90 days old                                                                                             --
----------------------------------------------------------------------------------------      -----------------
91 + days old                                                                                        60,839,937
----------------------------------------------------------------------------------------      -----------------
Total Accounts Receivable                                                                            62,274,138
----------------------------------------------------------------------------------------      -----------------
Amount considered uncollectible (Bad Debt)                                                          (11,653,329)
----------------------------------------------------------------------------------------      -----------------
Accounts Receivable (Net)                                                                            50,620,809
----------------------------------------------------------------------------------------      -----------------

                              DEBTOR QUESTIONNAIRE

----------------------------------------------------------------------------------------      -----------------
Must be completed each month                                                                      Yes     No
----------------------------------------------------------------------------------------      -----------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                              X
----------------------------------------------------------------------------------------      -----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                          X
----------------------------------------------------------------------------------------      -----------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                             X
----------------------------------------------------------------------------------------      -----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                          X
----------------------------------------------------------------------------------------      -----------------

                                                                      FORM MOR-5
                                                                          (9/99)